Blackstone Floating Rate Enhanced Income Fund

Portfolio of Investments

June 30, 2021

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 126.29%
Aerospace & Defense - 1.48%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	$873,993	$877,817
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	177,761	178,539
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	298,364	291,091
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	160,253	156,346
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	3,244,880	3,259,968
		4,763,761

Air Transport - 2.53%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,601,729	1,671,908
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	1,061,823	1,038,197
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	680,489	652,110
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	688,859	689,462
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	2,322,391	2,335,454
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,712,195	1,737,048
		8,124,179

Automotive - 1.10%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/30/2024	1,811,215	1,521,982
GC EOS Buyer, INC., First Lien First Lien Initial Term Loan Term Loan, 3M US L + 4.50%, 08/01/2025	1,264,189	1,258,184
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	758,911	761,962
		3,542,128

Beverage & Tobacco - 0.80%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,576,471	2,576,831

Brokers, Dealers & Investment Houses - 4.21%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	2,276,015	2,283,765
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	3,556,217	3,577,803
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028(b)	440,000	452,100
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	384,615	387,540
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 04/07/2028	3,279,730	3,287,471
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	2,338,398	2,329,337
Zebra Buyer LLC, First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 04/21/2028	1,203,297	1,209,313
		13,527,329

Building & Development - 3.99%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	1,673,947	1,678,132
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,199,297	1,200,946
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	904,706	899,712
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	93,304	93,285
Illuminate Merger Sub Corp, 3M US L + 3.50%, 06/30/2028(b)	629,310	626,164
LBM Acquisition LLC:
3M US L + 3.75%, 12/17/2027	386,364	383,707
3M US L + 3.75%, 12/17/2027	772,727	767,415
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	192,953	191,847

	Principal
	Amount	Value

Building & Development (continued)
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	$868,289	$863,313
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,626,274	1,630,852
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 3.75%, 0.50% Floor, 06/02/2028	1,708,333	1,709,401
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	742,610	752,512
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	2,017,512	2,023,584
		12,820,870

Business Equipment & Services - 21.28%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,733,927	1,725,743
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	1,697,797	1,694,614
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028	850,115	860,742
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 05/12/2028	1,686,667	1,693,472
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,781,818	1,780,036
AqGen Ascensus, INC., 3M US L + 3.50%, 05/19/2028	1,004,808	1,004,341
AqGen Ascensus, INC., First Lien Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	3,202,212	3,212,234
AqGen Island Holdings, Inc. TL, 3M US L + 6.50%, 12/31/2049(b)	1,649,096	1,640,851
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	1,952,109	1,951,504
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	3,153,310	3,174,989
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	1,073,741	1,075,867
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	2,762,627	2,751,410
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/18/2028	857,899	862,549
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/31/2028(c)	136,545	137,285
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/18/2029	860,357	861,970
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	789,157	789,650
EAB Global, INC., 3M US L + 3.75%, 06/28/2028	1,004,587	1,004,587
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	2,013,407	2,013,598
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	1,677,966	1,738,272
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	1,208,636	1,215,628
Evercommerce, INC., 3M US L + 3.25%, 06/14/2028	755,316	757,205
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	2,567,918	2,583,506
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	684,876	686,910
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/23/2025	4,167,386	4,181,847
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	1,403,828	1,438,046
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	2,265,061	2,234,744
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	956,308	942,097
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	2,468,354	2,469,120
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	657,754	658,885
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,989,822	1,991,891
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	271,093	272,739
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	1,566,667	1,570,583
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	2,132,379	2,119,937
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	2,687,529	2,697,124
Project Boost Purchaser LLC, 3M US L + 3.50%, 06/01/2026	465,957	465,960
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	2,193,398	2,182,739

	Principal
	Amount	Value

Business Equipment & Services (continued)
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/11/2025	$1,755,000	$1,752,262
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	985,000	988,871
Skopima Merger Sub Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/30/2028	819,553	819,938
St. George's University Scholastic Services LLC, 3M US L + 3.25%, 06/29/2028	1,833,178	1,830,886
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	752,830	757,065
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	3,699,452	3,708,700
		68,300,397

Cable & Satellite Television - 1.90%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	2,946,565	2,928,517
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	3,146,923	3,153,752
		6,082,269

Chemical & Plastics - 3.12%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,878,281	1,908,127
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025(b)	948,424	954,351
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	787,059	786,693
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	2,190,000	2,195,475
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	1,256,801	1,208,892
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,839,522	1,797,949
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,200,000	1,164,564
		10,016,051

Clothing & Textiles - 0.34%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	1,100,000	1,094,500

Conglomerates - 1.59%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,529,141	3,472,110
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	280,434	282,654
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,398,401	1,352,079
		5,106,843

Containers & Glass Products - 3.31%
Charter Next Generation, Inc., First Lien Initial Retired 06/29/2021 Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	235,075	235,920
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,502,860	1,508,263
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	2,357,915	2,350,547
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,989,717	1,975,789
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	3,178,211	3,180,992
Transcendia Holdings, Inc., First Lien 2017 Refinancing Term Loan, 1M US L + 3.50%, 1.00% Floor, 05/30/2024	1,249,912	1,084,298
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 03/03/2028	299,816	298,018
		10,633,827

Diversified Insurance - 1.11%
Alliant Holdings Intermediate LLC, First Lien 2020 New Term Loan, 3M US L + 3.75%, 0.50% Floor, 11/05/2027	1,977,626	1,983,529

	Principal
	Amount	Value

Diversified Insurance (continued)
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	$1,586,187	$1,589,161
		3,572,690

Drugs - 2.00%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	552,778	554,851
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	3,320,317	3,332,785
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 0.50% Floor, 05/05/2028	1,906,977	1,915,167
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 06/30/2028(b)	627,717	621,440
		6,424,243

Ecological Services & Equipment - 1.84%
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 1M US L + 3.50%, 07/10/2026	2,877,158	2,878,669
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	3,051,828	3,038,949
		5,917,618

Electronics/Electric - 24.68%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	839,634	845,722
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	1,995,268	1,986,349
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	972,401	972,401
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,932,500	2,906,503
CoreLogic, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/02/2028	2,190,000	2,186,989
CPI International, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/26/2024	2,382,468	2,383,064
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	2,000,707	2,005,709
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	943,235	954,243
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	2,409,434	2,417,975
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,269,404	2,277,347
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	1,115,974	1,112,715
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	2,893,769	2,898,110
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	882,194	884,841
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	2,523,667	2,532,235
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,084,063	2,091,878
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/19/2026	2,917,165	2,927,055
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	635,344	637,263
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,893,843	1,908,833
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	1,093,545	1,095,710
Imperva, INC., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,718,028	1,726,223
Infinite Bidco LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	1,032,836	1,034,127
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,100,000	1,103,267
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	3,307,891	3,319,270
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	361,225	360,172
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	1,995,000	2,000,955
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	1,048,050	1,050,670
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,727,553	1,753,112

	Principal
	Amount	Value

Electronics/Electric (continued)
Magenta Buyer LLC, First Lien First Lien Term Loan, 3M US L + 5.00%, 0.75% Floor, 05/03/2028	$1,849,662	$1,851,281
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,380,738	2,383,869
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	972,997	989,723
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	892,598	821,529
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/31/2023	551,114	550,977
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	2,992,500	3,006,714
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	1,071,572	1,064,660
Project Alpha Intermediate Holding, INC., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	4,004,957	4,015,670
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	317,007	317,156
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,429,924	2,442,377
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,284,731	1,291,142
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	987,342	988,230
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	500,000	500,125
Riverbed Technology, Inc., First Lien 2020 Extension Term Loan, 3M US L + 6.00%, 1.00% Floor, 12/31/2025	189,023	180,045
Rocket Software, INC., 1M US L + 4.25%, 11/28/2025	916,667	901,656
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,831,834	1,801,352
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 08/14/2026	1,626,583	1,629,804
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	2,188,171	2,192,733
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	1,354,635	1,365,133
Vision Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 04/24/2028	3,570,711	3,572,496
		79,239,410

Equipment Leasing - 0.81%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	2,590,703	2,597,996

Financial Intermediaries - 1.73%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 03/26/2028	2,241,732	2,254,342
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/13/2024	811,282	799,851
Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/01/2025	2,507,615	2,493,196
		5,547,389

Food Products - 1.27%
Dole Food Company, Inc., First Lien Tranche B Term Loan, 1M US L + 2.75%, 1.00% Floor, 04/06/2024	2,147,643	2,148,406
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,907,879	1,918,610
		4,067,016

Food Service - 2.67%
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	537,059	533,031
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,606,368	1,605,524
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	1,144,672	1,146,017
K-Mac Holdings Corp., First Lien TL Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/23/2028	585,562	587,576
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	2,737,837	2,704,477

	Principal
	Amount	Value

Food Service (continued)
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	$2,000,000	$2,008,760
		8,585,385

Food/Drug Retailers - 0.88%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,503,470	2,490,063
3M US L + 4.25%, 0.50% Floor, 03/31/2026	317,961	318,607
		2,808,670

Healthcare - 20.08%
ADMI Corp., First Lien B3 Term Loan, 3M US L + 4.25%, 0.50% Floor, 12/23/2027	1,520,833	1,520,841
athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	2,174,529	2,183,369
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	3,280,652	3,250,634
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(d)	1,666,556	1,636,699
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/07/2023	1,845,208	1,845,596
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	555,686	552,213
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,729,033	2,711,977
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 3.75%, 11/04/2026	1,289,290	1,292,172
CryoLife, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	2,428,712	2,431,748
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,276,280	1,956,178
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,887,335	1,816,560
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,910,526	1,910,526
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,589,516	1,588,769
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,059,657	2,057,288
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 1.00% Floor, 10/19/2027	1,701,778	1,710,823
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,005,502	1,008,645
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 1.00% Floor, 04/19/2023	3,858,875	3,856,483
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	2,000,000	2,017,190
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,971,576	1,969,515
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	880,368	884,101
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,770,588	1,775,900
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	783,556	778,251
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	2,462,392	2,450,930
Pluto Acquisition I, INC., First Lien First Lien 2021 Term Loan Term Loan, 3M US L + 4.50%, 06/20/2026	280,000	280,613
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	1,057,806	1,055,986
Radnet Management, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 0.75% Floor, 04/23/2028	718,939	719,838
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	581,831	583,527
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	3,317,941	3,335,825
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	2,617,261	2,549,644
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,403,609	2,386,087
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	2,747,681	2,732,431
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	2,750,311	2,758,905
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,142,416	2,150,836

	Principal
	Amount	Value

Healthcare (continued)
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	$2,770,114	$2,695,377
		64,455,477

Home Furnishings - 1.06%
AI Aqua Merger Sub, INC., First Lien B Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	1,449,132	1,454,566
AI Aqua Merger Sub, INC., First Lien Delayed Draw Term Loan, 1M US L + 4.25%, 0.50% Floor, 06/16/2028	181,141	181,821
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	1,750,132	1,757,788
		3,394,175

Industrial Equipment - 3.74%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	2,651,311	2,665,853
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	1,851,068	1,859,166
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/17/2028	711,290	712,958
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	59,958	58,160
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	1,109,228	1,075,951
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,252,916	2,226,061
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	1,445,442	1,443,636
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,965,437	1,970,764
		12,012,549

Insurance - 1.93%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	1,734,100	1,735,192
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,306,198	2,307,639
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	2,038,636	2,017,231
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	147,929	144,508
		6,204,570

Leisure Goods/Activities/Movies - 5.49%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	462,891	464,629
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	4,203,397	3,960,377
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	2,479,943	2,436,544
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	2,056,237	1,817,312
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 6M US L + 2.75%, 09/30/2026	325,352	284,327
Motion Finco LLC:
3M US L + 3.25%, 11/12/2026	1,718,097	1,667,628
3M US L + 3.25%, 11/12/2026	225,862	219,227
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,890,181	1,884,038
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	1,139,779	1,106,298
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,263,333	2,184,966
Travelport Finance SARL, First Lien First Lien Term Loan, 3M US L + 5.00%, 05/30/2026	1,358,881	1,245,503
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	328,535	345,431
		17,616,280

Lodging & Casinos - 0.62%
Flutter Entertainment plc, First Lien USD Term Loan, 3M US L + 3.50%, 07/10/2025	1,975,451	1,979,530

	Principal
	Amount	Value

Nonferrous Metals/Minerals - 0.65%
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/16/2027	$2,080,522	$2,087,242

Property & Casualty Insurance - 1.56%
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	448,864	450,378
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/27/2023	3,432,998	3,440,242
Polaris Newco LLC, First Lien Dollar Term Loan, 6M US L + 4.00%, 0.50% Floor, 06/02/2028	1,103,139	1,107,761
		4,998,381

Publishing - 1.61%
Cengage Learning, INC., 3M US L + 5.00%, 06/29/2026	1,075,301	1,077,995
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	2,237,743	2,243,337
Recorded Books, Inc., First Lien Add On Term Loan, 3M US L + 4.00%, 08/31/2025	250,000	250,625
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,601,935	1,608,087
		5,180,044

Radio & Television - 1.50%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	1,246,823	1,247,864
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	1,057,573	1,053,458
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	2,542,716	2,502,198
		4,803,520

Retailers (except food & drug) - 0.56%
AT Home Group, Inc., First Lien B Term Loan, 3M US L + 4.25%, 0.50% Floor, 06/24/2028(b)	343,750	344,610
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	912,654	911,842
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	533,773	534,840
		1,791,292

Surface Transport - 0.88%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 7.00%, 04/10/2026	1,180,158	1,201,301
Kenan Advantage Group, Inc. The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	1,624,009	1,630,481
		2,831,782

Telecommunications - 3.97%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	1,084,414	1,020,960
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	2,106,511	2,112,335
Ensono LP, 6M US L + 4.00%, 05/19/2028	1,250,000	1,254,556
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	2,249,515	2,257,557
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,793,310	1,795,552
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	1,000,000	998,755
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	482,456	444,721
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	2,846,047	2,849,092
		12,733,528

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $402,816,314)		405,437,772

	Principal
	Amount	Value

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 5.76%
Structured Finance Obligations - 5.76%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	$500,000	$495,636
AIG CLO 2019-2, Ltd., 3M US L + 7.25%, 10/25/2032(b)(e)	250,000	251,511
AMMC CLO 22, Ltd., 3M US L + 2.70%, 04/25/2031(b)(e)	250,000	248,312
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(b)(e)	500,000	501,137
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(e)	750,000	756,541
BlueMountain CLO 2016-2, Ltd., 3M US L + 4.00%, 08/20/2032(b)(e)	750,000	751,188
California Street CLO IX LP, 3M US L + 3.70%, 07/16/2032(b)(e)	1,500,000	1,503,736
CIFC Funding 2016-I, Ltd.:
3M US L + 4.00%, 10/21/2031(b)(e)	1,000,000	1,007,444
3M US L + 7.70%, 10/21/2031(b)(e)	500,000	502,415
Dryden 65 CLO, Ltd., 3M US L + 5.75%, 07/18/2030(b)(e)	500,000	496,791
Dryden 80 CLO, Ltd., 3M US L + 4.10%, 01/17/2033(b)(e)	250,000	251,930
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	250,000	249,992
Fort Washington CLO 2019-1:
3M US L + 3.90%, 10/20/2032(b)(e)	500,000	501,517
3M US L + 7.25%, 10/20/2032(b)(e)	750,000	754,272
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	791,843
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	500,878
OHA Credit Funding 6, Ltd., 3M US L + 7.33%, 07/20/2031(b)(e)	500,000	501,009
OHA Credit Partners XIII, Ltd., 3M US L + 7.15%, 01/21/2030(b)(e)	750,000	751,985
Parallel 2018-2, Ltd., 3M US L + 3.15%, 10/20/2031(b)(e)	2,000,000	1,943,933
Parallel 2019-1, Ltd.:
3M US L + 4.20%, 07/20/2032(b)(e)	1,000,000	1,001,230
3M US L + 6.72%, 07/20/2032(b)(e)	667,000	665,863
Parallel 2020-1, Ltd.:
3M US L + 4.10%, 07/20/2031(b)(e)	500,000	500,366
3M US L + 5.00%, 07/20/2031(b)(e)	500,000	500,361
Regatta XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(b)(e)	250,000	250,326
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	500,000	498,023
Romark CLO III, Ltd., 3M US L + 3.90%, 07/15/2032(b)(e)	531,250	533,418
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(b)(e)	500,000	496,871
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(b)(e)	800,000	775,539
Voya CLO 2016-2, Ltd., 3M US L + 4.00%, 07/19/2028(b)(e)	250,000	251,280
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(e)	250,000	252,159
		18,487,506

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $18,244,212)		18,487,506

CORPORATE BONDS - 16.80%
Brokers, Dealers & Investment Houses - 0.24%
AG Issuer LLC, 6.250%, 03/01/2028(e)	721,000	762,324

Building & Development - 1.33%
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(e)	882,000	947,744
Foundation Building Materials, Inc., 6.000%, 03/01/2029(e)	1,314,000	1,302,673
SRS Distribution, Inc., 6.125%, 07/01/2029(e)	445,000	458,987
Tutor Perini Corp., 6.875%, 05/01/2025(e)	1,500,000	1,546,125
		4,255,529

Business Equipment & Services - 2.36%
Austin BidCo, Inc., 7.125%, 12/15/2028(e)	571,000	586,252
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(e)	1,047,000	1,164,196
Garda World Security Corp., 6.000%, 06/01/2029(e)	1,193,000	1,185,609
Madison IAQ LLC, 5.875%, 06/30/2029(e)	1,347,000	1,372,256
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(e)	2,381,000	2,524,801

	Principal
	Amount	Value

Business Equipment & Services (continued)
WASH Multifamily Acquisition, Inc., 5.750%, 04/15/2026(e)	$700,000	$731,745
		7,564,859

Cable & Satellite Television - 0.67%
Altice France Holding SA, 6.000%, 02/15/2028(e)	2,149,000	2,142,940

Containers & Glass Products - 0.92%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(e)	1,481,000	1,512,590
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(e)	636,000	667,367
6.625%, 11/01/2025(e)	750,000	771,795
		2,951,752

Diversified Insurance - 1.84%
HUB International, Ltd., 7.000%, 05/01/2026(e)	2,850,000	2,962,774
NFP Corp., 6.875%, 08/15/2028(e)	2,775,000	2,929,651
		5,892,425

Electronics/Electric - 1.42%
Plantronics, Inc., 4.750%, 03/01/2029(e)	1,642,000	1,632,181
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(e)	2,818,000	2,942,076
		4,574,257

Food Products - 0.27%
Dole Food Co., Inc., 7.250%, 06/15/2025(e)	846,000	866,266

Healthcare - 1.07%
Envision Healthcare Corp., 8.750%, 10/15/2026(e)	1,584,000	1,112,950
Team Health Holdings, Inc., 6.375%, 02/01/2025(e)	750,000	714,848
US Acute Care Solutions LLC, 6.375%, 03/01/2026(e)	1,555,000	1,612,193
		3,439,991

Home Furnishings - 0.44%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(e)	1,317,000	1,402,631

Industrial Equipment - 0.08%
TK Elevator US Newco, Inc., 5.250%, 07/15/2027(e)	259,000	273,245

Leisure Goods/Activities/Movies - 0.77%
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	1,246,000	1,307,833
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(e)	1,115,000	1,173,587
		2,481,420

Property & Casualty Insurance - 0.70%
AssuredPartners, Inc.:
7.000%, 08/15/2025(e)	1,150,000	1,178,560
5.625%, 01/15/2029(e)	1,053,000	1,055,106
		2,233,666

Publishing - 0.51%
Photo Holdings Merger Sub, Inc., 8.500%, 10/01/2026(e)	1,500,000	1,649,265

Radio & Television - 2.28%
Audacy Capital Corp.:
6.500%, 05/01/2027(e)	1,717,000	1,792,067
6.750%, 03/31/2029(e)	275,000	286,003
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(e)	624,000	627,588
5.500%, 03/01/2030(e)	1,573,000	1,606,064

	Principal
	Amount	Value

Radio & Television (continued)
Univision Communications, Inc., 6.625%, 06/01/2027(e)	$2,775,000	$3,010,320
		7,322,042

Steel - 0.55%
GrafTech Finance, Inc., 4.625%, 12/15/2028(e)	1,713,000	1,763,868

Surface Transport - 0.51%
XPO Logistics, Inc., 6.250%, 05/01/2025(e)	1,539,000	1,639,035

Utilities - 0.84%
Pike Corp., 5.500%, 09/01/2028(e)	2,586,000	2,696,823

TOTAL CORPORATE BONDS
(Cost $52,493,820)		53,912,338

WARRANTS - 0.04%
Healthcare - 0.04%
Carestream Health expires 12/31/2049 at $0.01(b)	33	130,429

TOTAL WARRANTS
(Cost $0)		130,429

SHORT TERM INVESTMENTS - 2.74%
Fidelity Treasury Portfolio
(0.010% 7-Day Yield)	8,792,787	8,792,787

TOTAL SHORT TERM INVESTMENTS
(Cost $8,792,787)		8,792,787

Total Investments- 151.63%
(Cost $482,347,133)		486,760,832

Liabilities in Excess of Other Assets - (5.31)%		(17,032,907)

Leverage Facility - (46.32)%		(148,700,000)

Net Assets - 100.00%		$321,027,925

Amounts above are shown as a percentage of net assets as of June 30, 2021.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2021 was 0.10%
3M US L - 3 Month LIBOR as of June 30, 2021 was 0.15%
6M US L - 6 Month LIBOR as of June 30, 2021 was 0.16%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2021. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2021, the Fund has unfunded delayed draw loans in the amount of $323,005. Fair value of these unfunded delayed draws was $320,843.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $72,399,844, which represented approximately 22.55% of net assets as of June 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (formerly known as Blackstone / GSO Floating Rate Enhanced Income Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of June 30, 2021, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the date of measurement.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2021:

Blackstone Floating Rate Enhanced Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Brokers, Dealers & Investment Houses	$–	$13,075,229	$452,100	$13,527,329
Building & Development	–	12,194,706	626,164	12,820,870
Business Equipment & Services	–	66,659,546	1,640,851	68,300,397
Chemical & Plastics	–	6,866,225	3,149,826	10,016,051
Drugs	–	5,802,803	621,440	6,424,243
Electronics/Electric	–	78,188,740	1,050,670	79,239,410
Industrial Equipment	–	10,878,438	1,134,111	12,012,549
Leisure Goods/Activities/Movies	–	15,179,736	2,436,544	17,616,280
Retailers (except food & drug)	–	1,446,682	344,610	1,791,292
Other	–	183,689,351	–	183,689,351
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	18,487,506	18,487,506
Corporate Bonds	–	53,912,338	–	53,912,338
Warrants
Healthcare	–	–	130,429	130,429
Short Term Investments	8,792,787	–	–	8,792,787
Total	$8,792,787	$447,893,794	$30,074,251	$486,760,832

Other Financial Instruments
Liabilities
Net Unrealized Appreciation/(Depreciation) on Unfunded Loan Commitments	$–	$(719)	$1,740	$1,021
Total	$–	$(719)	$1,740	$1,021

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations	Warrants	Unfunded Loan Commitments	Total
Balance as of September 30, 2020	$29,217,127	$23,158,139	$-	$(7,435)	$52,367,831
Accrued discount/ premium	4,564	26,160	-	-	30,724
Realized Gain/(Loss)	(71,403)	266,943	-	-	195,540
Change in Unrealized Appreciation/(Depreciation)	702,906	1,089,098	130,429	9,175	1,931,608
Purchases	8,817,959	2,249,598	-	-	11,067,557
Sales Proceeds	(23,993,880)	(8,302,432)	-	-	(32,296,312)
Transfer into Level 3	-	-	-	-	-
Transfer out of Level 3	(3,220,957)	-	-	-	(3,220,957)
Balance as of June 30, 2021	$11,456,316	$18,487,506	$130,429	$1,740	$30,075,991
Net change in unrealized appreciation/(depreciation) on Level 3 investments held at June 30, 2021	$275,646	$1,054,045	$130,429	$9,175	$1,469,295

Information about Level 3 fair value measurements as of June 30, 2021:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$11,456,316	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	18,487,506	Third-party vendor pricing service	Broker quotes	N/A
Warrants	130,429	Performance Multiple Methodology	EBITDA Multiple(a)	4.50	x
Unfunded Loan Commitments	1,740	Third-party vendor pricing service	Broker quotes	N/A

(a)	As of June 30, 2021, a change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic has caused disruption in the U.S. and global economies. More recently, broad-based economic recovery and activity in the U.S. have accelerated following meaningful progress on vaccine distribution, the easing of shutdowns and other restrictions and support from previously implemented fiscal and monetary stimulus. Nevertheless, both in the U.S. and abroad, there is continued uncertainty regarding the trajectory of a continuing recovery, particularly given the strength of the Delta variant. Accordingly, this recovery remains uneven with dispersion across sectors and regions. The estimates and assumptions underlying the Fund's financial statements are based on the information available as of June 30, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

3. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”) for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At June 30, 2021, 86.31% of the Fund’s Managed Assets were held in floating rate loan interests.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily LIBOR (subject to the LIBOR transition as described in “Principal Risks—LIBOR Risk”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At June 30, 2021 the Fund had invested $21,426,536 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the Securities and Exchange Commission (“SEC”). The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2021, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Floating Rate Enhanced Income Fund
Borrower	Par Value	Fair Value
DG Investment Intermediate Holdings 2, Inc., First Lien Delayed Draw Term Loan	$43,120	$43,353
Fluid-Flow Products, Inc., Delayed Draw Term Loan	135,484	135,802
Justrite Safety Group, First Lien Delayed Draw Term Loan	76,964	74,655
Tricorbaun Inc., Delayed Draw Term Loan	67,437	67,033
Total	$323,005	$320,843

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended June 30, 2021, the Fund recorded a net change in unrealized depreciation on unfunded loan commitments totaling $33,947.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 9, 2020, and as further amended on January 14, 2021, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.90% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Tranche A loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.95% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At June 30, 2021, the Fund had borrowings outstanding under its Leverage Facility of $148,700,000, at an interest rate of 0.98% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at June 30, 2021. For the days leverage was drawn during the period October 1, 2020 through June 30, 2021, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $145,024,542 and 1.00%, respectively for Tranche A, and $4,765,455 and 0.99%, respectively for Tranche B.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.